SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2007

Oritani Financial Corp.

(Exact name of registrant as specified in its charter)

United States	001-33223	22-3617996
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

370 Pascack Road, Township of Washington	07676
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 664-5400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 8.01	Other Events.

The investor presentation for the November 20, 2007 Conference Call regarding Oritani Financial Corp.’s proposed acquisition of Greater Community Bancorp is attached to this Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	Investor Presentation for November 20, 2007 Conference Call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ORITANI FINANCIAL CORP.

DATE: November 19, 2007	By:	/s/ Kevin J. Lynch
Kevin J. Lynch
President and Chief Executive Officer

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